Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Pacific Drilling S.A., a holding company and Luxembourg resident, is subject to Luxembourg corporate income tax and municipal business tax at a combined rate of 29.2% that commenced January 1, 2013. For the year ended December 31, 2012, the combined Luxembourg corporate income tax and municipal business tax rate was 28.8%. Qualifying dividend income and capital gains on the sale of qualifying investments in subsidiaries are exempt from Luxembourg corporate income tax and municipal business tax. Consequently, Pacific Drilling S.A. expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Luxembourg corporate income tax and municipal business tax.
Income taxes have been provided based on the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. Our income tax expense or benefit arises from our mix of pretax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Because the countries in which we operate have different statutory tax rates and tax regimes with respect to one another, there is no expected relationship between the provision for income taxes and our income or loss before income taxes.
Income / (loss) before income taxes consisted of the following:

	Years ended December 31,
	2014	2013	2012
	(in thousands)
Luxembourg	$36,783	$55,904	$(24,451)
United States	3,631	206	(444)
Other Jurisdictions	193,463	(8,085)	80,597
Total	$233,877	$48,025	$55,702

The components of income tax (provision) / benefit consisted of the following:

	Years ended December 31,
	2014	2013	2012
	(in thousands)
Current income tax expense:
Luxembourg	$(979)	$(816)	$(535)
United States	(6,030)	(1,885)	(4,404)
Other Foreign	(19,950)	(22,941)	(20,540)
Total current	$(26,959)	$(25,642)	$(25,479)
Deferred tax benefit (expense):
Luxembourg	$(1)	$(32)	$32
United States	4,281	2,053	4,646
Other Foreign	(22,941)	1,098	(912)
Total deferred	$(18,661)	$3,119	$3,766
Income tax expense	$(45,620)	$(22,523)	$(21,713)

A reconciliation between the Luxembourg statutory rate of 29.2% for the years ended December 31, 2014 and 2013 (and 28.8% for the year ended 2012) and our effective tax rate is as follows:

	Years ended December 31,
	2014	2013	2012
Statutory rate	29.2%	29.2%	28.8%
Effect of tax rates different than the Luxembourg statutory tax rate	(17.5)%	27.1%	6.8%
Change in valuation allowance	10.2%	(9.0)%	3.4%
Adjustments related to prior years	(2.4)%	(0.4)%	—%
Effective tax rate	19.5%	46.9%	39.0%

The components of deferred tax assets and liabilities consisted of the following:

	December 31,
	2014	2013
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$33,537	$26,402
Depreciation and amortization	54,815	—
Accrued payroll expenses	9,086	7,048
Deferred revenue	19,107	6,184
Other	1,187	13
Deferred tax assets	117,732	39,647
Less: valuation allowance	(78,328)	(14,999)
Total deferred tax assets	$39,404	$24,648
Deferred tax liabilities:
Depreciation and amortization	$—	$(958)
Deferred expenses	(21,937)	(12,309)
Other	(1,220)	(32)
Total deferred tax liabilities	$(23,157)	$(13,299)
Net deferred tax assets	$16,247	$11,349

As of December 31, 2014 and 2013, the Company had gross deferred tax assets of $33.5 million and $26.4 million, respectively, related to loss carry forwards in various worldwide tax jurisdictions. The majority of the loss carry forwards have no expiration.
A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2014 and 2013, the valuation allowance for deferred tax assets was $78.3 million and $15.0 million, respectively. The increase in our valuation allowance partially resulted from losses incurred in Brazil and Luxembourg, for which we believe it is more likely than not that a tax benefit will not be realized. Additionally, we believe it is more likely than not that a tax benefit will not be realized from the excess of tax basis over book basis for certain of our drillships.
We consider the earnings of certain of our subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for taxes on these unremitted earnings. Should we make distributions from the unremitted earnings of these subsidiaries, we would be subject to taxes payable to various jurisdictions. At December 31, 2014, the amount of indefinitely reinvested earnings was approximately $32.9 million. If all of these indefinitely reinvested earnings were distributed, we would be subject to estimated taxes of approximately $1.6 million as of December 31, 2014.
We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount recognized is the largest benefit that we believe has greater than a 50% likelihood of being realized upon settlement. As of December 31, 2014, we had $23.2 million of unrecognized tax benefits which was included in other long-term liabilities on our consolidated balance sheet, of which $23.2 million would impact our consolidated effective tax rate if realized. For the year ended December 31, 2014, we recognized interest and penalties of $1.0 million related to uncertain tax positions in income tax expense. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2014 and 2013 is as follows:

	December 31,
	2014	2013
	(in thousands)
Balance, beginning of year	$736	$—
Increases in unrecognized tax benefits as a result of tax positions taken during prior years	3,473	736
Increases in unrecognized tax benefits as a result of tax positions taken during current year	19,039	—
Balance, end of year	$23,248	$736

The Company is subject to taxation in various U.S., foreign, and state jurisdictions in which it conducts business. Tax years as early as 2010 remain subject to examination. As of December 31, 2014, the Company has ongoing tax audits in Nigeria, the United States, and Brazil.